T. Rowe Price Global High Income Bond Fund

Supplement to Prospectus and Summary Prospectus dated May 1, 2021

The following changes are effective October 1, 2021.

The fund’s Board of Directors (Board) has approved lowering the fund’s management fee. The fund’s management fee consists of a group fee component that declines at certain asset levels based on the combined net assets of all T. Rowe Price funds (except the funds-of-funds, TRP Reserve Funds, Multi-Sector Account Portfolios, and any index or private-label mutual funds) and an individual fund fee component. On June 30, 2021, the effective annual group fee rate was 0.28% of the fund’s average daily net assets and its individual fund fee rate, also applied to the fund’s average daily net assets, was 0.30%. Effective October 1, 2021, the fund’s individual fund fee rate will be reduced to 0.27% of the fund’s average daily net assets.

In addition, the Board has approved lowering the fund’s Investor Class’ and Advisor Class’ contractual expense limitation arrangements from 0.79% and 1.00% to 0.75% and 0.96%, respectively, of each class’ average daily net assets.

To reflect the lower management fee and lower expense limitation agreements, the fee table and expense example on pages 1 and 2 of the summary prospectus and prospectus are revised as follows:

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. The fees and expenses set forth below are annualized based on the fees and expenses for the six-month period ended June 30, 2021. You may also incur brokerage commissions and other charges when buying or selling shares of the Investor Class or I Class, which are not reflected in the table.

Fees and Expenses of the Fund

	Investor Class		I Class	Advisor Class
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20	[a]	—	—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.55%[b]		0.55%[b]	0.55%[b]

Distribution and service (12b-1) fees	—		—	0.25

Other expenses	0.32		0.16 [d]	0.42

Total annual fund operating expenses	0.87	[b]	0.71 [b]	1.22 [b]

Fee waiver/expense reimbursement	(0.12)[c]		(0.11)[d]	(0.26)[e]

Total annual fund operating expenses after fee waiver/expense reimbursement	0.75	[b,c]	0.60 [b,d]	0.96 [b,e]

a Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

b Restated to reflect current fees.

c T. Rowe Price Associates, Inc., has contractually agreed (through April 30, 2022) to waive its fees and/or bear any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) that would cause the class’ ratio of expenses to average daily net assets to exceed 0.75%. The agreement may only be terminated at any time after April 30, 2022, with approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement (and previous limitations of 0.79% and 0.85%) are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the class’ expense ratio is below 0.75%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the class’ expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived or (2) the class’ current expense limitation.

d T. Rowe Price Associates, Inc., has contractually agreed (through April 30, 2022) to pay the operating expenses of the fund’s I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses (I Class Operating Expenses), to the extent the I Class Operating Expenses exceed 0.05% of the class’ average daily net assets. The agreement may only be terminated at any time after April 30, 2022, with approval by the fund’s Board of Directors. Any expenses paid under this agreement (and a previous limitation of 0.05%) are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the fund’s I Class Operating Expenses are below 0.05%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the I Class Operating Expenses (after the repayment is taken into account) to exceed the lesser of: (1) the limitation on I Class Operating Expenses in place at the time such amounts were waived or (2) the current expense limitation on I Class Operating Expenses.

e T. Rowe Price Associates, Inc., has contractually agreed (through April 30, 2022) to waive its fees and/or bear any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) that would cause the class’ ratio of expenses to average daily net assets to exceed 0.96%. The agreement may only be terminated at any time after April 30, 2022, with approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement (and a previous limitation of 1.00%) are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the class’ expense ratio is below 0.96%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the class’ expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived or (2) the class’ current expense limitation.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that any current expense limitation arrangement remains in place for the period noted in the previous table; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$82	$270	$475	$1,066
I Class	66	220	389	876
Advisor Class	109	372	656	1,464

The first paragraph below the “Group Fee Schedule” table on page 11 of the prospectus is replaced with the following:

The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. On June 30, 2021, the effective annual group fee rate was 0.28%. Effective October 1, 2021, the individual fund fee rate, also applied to the fund’s average daily net assets, will be 0.27%. Prior to October 1, 2021, the fund’s individual fund fee rate was 0.30%.

The date of this supplement is September 28, 2021.

F36-041 9/28/21